                                                                   EXHIBIT 10.39

                        LICENCE & DEVELOPMENT AGREEMENT
                        -------------------------------


AGREEMENT, effective as of this 31st day of March 1994 (hereinafter referred to as the "EFFECTIVE DATE"), by and between SCHEIN PHARMACEUTICAL, INC, 100 Campus Drive, Florham Park, NY 07932, USA, (hereinafter referred to as "LICENSEE") and ETHICAL HOLDINGS PLC, a company registered in the United Kingdom and having its principal place of business at Corpus Christi House, 9 West Street, Godmanchester, Cambridgeshire, PE18 8HG, England (hereinafter referred to as "ETHICAL").


                               WITNESSETH THAT:
                               ----------------

WHEREAS, ETHICAL has acquired improved formulations of ******** *** **** ***** ************** in man, combining active drug agents in a patented pharmaceutical formulation capable of delivering the drug agents in a controlled release manner after oral administration to man; and

WHEREAS, ETHICAL and LICENSEE have signed a Letter of Intent dated 28 February 1994 and LICENSEE desires to manufacture and/or have manufactured by ETHICAL and sell the PRODUCT (hereinafter defined) in the TERRITORY; and

WHEREAS, ETHICAL owns valuable ETHICAL KNOW-HOW (hereinafter defined) and has obtained PATENT RIGHTS (hereinafter defined) relating to pharmaceutical formulations designed to provide controlled release of active constituents from solid dosage forms; and


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WHEREAS, the parties desire to co-develop the PRODUCT and anticipate LICENSEE will make the regulatory filing in the TERRITORY and the NDA will be held in the LICENSEE's name and ETHICAL will be responsible for ensuring the regulatory filings outside the TERRITORY.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein, the parties hereto mutually agree as follows:

ARTICLE I. DEFINITIONS
----------------------

The following terms shall have the meanings set forth in this Article I:

A. "ETHICAL" means ETHICAL HOLDINGS PLC, Corpus Christi House, 9 West Street, Godmanchester, Cambs, PE18 8HG.

B. "LICENSEE" means SCHEIN PHARMACEUTICAL, INC, 100 Campus Drive, Florham Park, NY 07932, USA.

C.   "EFFECTIVE DATE" means 31st March 1994.

D. "ETHICAL KNOW-HOW" means all confidential scientific and medical information, technical data and marketing studies in ETHICAL's possession or from time to time invented or developed or acquired by or on behalf of ETHICAL or under the control of ETHICAL (other than LICENSEE KNOW-HOW) relating specifically to the registration, marketing, manufacture, use or sale of PRODUCT including, but not limited to, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data and specifically including all information contained in all health registration dossiers to be filed in various countries of the European Community (EC) and shall further include all Third Party data which ETHICAL has access to and is free to disclose without restriction or

                                    Page 2                            March 1994
     additional compensation to such Third Party. Not withstanding the foregoing, the term `ETHICAL KNOW-HOW' shall not be deemed to refer to information and data of the type which would not be required to be maintained as confidential by either party pursuant to the provision of Subsections B1 or 2 of Article XV.

E. "LICENSEE KNOW-HOW" means all confidential scientific and medical information and technical data from time to time, developed or acquired by or on behalf of LICENSEE (other than ETHICAL KNOW-HOW) relating specifically to the manufacture or use of the PRODUCT, including, but not limited to, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data, and specifically including all information contained in all health registration dossiers filed in the TERRITORY by the LICENSEE. Notwithstanding the foregoing, the term 'LICENSEE KNOW-HOW' shall not be deemed to refer to information and data of the type which would not be required to be maintained as confidential by either party pursuant to the provision of Subsections B1 or 2 of Article XV.

F. "PATENT RIGHTS" means the ** patent numbers ********** ********** ********** ********** ********* and any and all ****** ****** *** ****
     ****** ****** patents and patent applications filed by or issued to ETHICAL and licensed or assigned to ETHICAL relating to controlled release formulations for oral administration in man, utilising the technology described in the above patent numbers, or the manufacture or use of them, together with any and all patents that may issue or may have issued therefrom, including any and all divisions, continuations, continuations-in-part, extensions, additions or reissues of or to any of the aforesaid patent applications.

G.   ******** ****** ******* ***** *** **** ****** ******.

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H.   "PRODUCT" means controlled release ******* ** ******** based on the PATENT
     RIGHTS and ETHICAL KNOW-HOW, containing ******** ************ according to the technology protected in the PATENT RIGHTS defined above to be used for human therapy and as further defined in Appendix 1.

I. "FINISHED PRODUCT" means PRODUCT in final package in which the PRODUCT is sold.

J. "TERRITORY" means the United States of America, including its territories and possessions.

K. "NET SALES" of the PRODUCT means the gross sales of FINISHED PRODUCT actually invoiced by the LICENSEE or LICENSEE's co-marketeer or sublicensee hereunder to INDEPENDENT THIRD PARTY, less the total ordinary and customary trade discounts (but not including cash discounts for prompt payment), rebate for inventory price protection covering the last 30 (thirty) days' sales by customers claiming such rebates to counter competitive pressures, excise taxes, other consumption taxes, customs duty and credits or allowances actually granted on account of rejection or return of FINISHED PRODUCT.

L. "INDEPENDENT THIRD PARTY" means any party other than ETHICAL and LICENSEE and their subsidiaries or affiliates.

M.   "AGREEMENT" means this agreement duly signed by the Parties.

N. "INTERNATIONAL DEVELOPMENT PROGRAMME" means the detailed schedule as set forth as Appendix 2 hereto which describes the planned development activities, project deliverables and timetable presently believed to be required to obtain regulatory approval in the TERRITORY and outside the TERRITORY to market, promote and distribute the PRODUCT in the TERRITORY and elsewhere.


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     The INTERNATIONAL DEVELOPMENT PROGRAMME may be amended from time to time by the mutual consent of the parties in light of periodic progress reviews and regulatory requirements. Neither party shall be required to perform development work with respect to the PRODUCT except as set forth in the INTERNATIONAL DEVELOPMENT PROGRAMME as from time to time in effect.

O.   "FDA" means the United States Federal Food and Drug Administration.

P. "MARKETING AUTHORISATIONS" means the consent or approval of the FDA and any applicable comparable state agencies required to market or distribute the FINISHED PRODUCT in the TERRITORY.

Q.   ***** ***** *** ****** ****** ******* **** *********** *******

R. "NDA" means the new drug application required to manufacture, market and sell the PRODUCT and the FINISHED PRODUCT in the TERRITORY.

References in this AGREEMENT to Articles Clauses and Appendices are, unless otherwise stated, to Articles and Clauses of and Appendices to this AGREEMENT.

In this AGREEMENT the singular includes the plural and vice versa, the masculine includes the feminine and vice versa and references to natural persons include corporate bodies, partnership and unincorporated associations and vice versa.

The headings in this AGREEMENT are for ease of reference only and shall not affect its construction or interpretation.

ARTICLE II. WARRANTY
--------------------

A. ETHICAL warrants that it is exclusive owner of all rights, title and interest in and to the PATENT RIGHTS and ETHICAL KNOW-HOW and that it is free to enter into this AGREEMENT and to carry out all of the provisions hereof including its

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

     agreement to grant to LICENSEE an exclusive licence with the right to grant certain sub-licences with respect to the PRODUCT in the TERRITORY without any consents from any INDEPENDENT THIRD PARTIES.

B. Except as expressly provided in this AGREEMENT ETHICAL warrants that it shall not, during the term of this AGREEMENT or any extension thereof make and/or manufacture, use, promote or sell or licence or sublicence the right to make or manufacture, use, promote or sell, directly or indirectly in or to the TERRITORY, controlled release formulations of ******** for oral administration to man based on the ******* ****** ****** or otherwise.

ARTICLE III. LICENCE GRANT
--------------------------

A. Subject to C below ETHICAL hereby grants to LICENSEE the exclusive right under the PATENT RIGHTS and ETHICAL KNOW-HOW with the right to grant sub-licenses, to make and/or manufacture, use, promote, market and sell the PRODUCT and FINISHED PRODUCT in the TERRITORY.

B. For the avoidance of doubt ETHICAL shall have a continuing right to make, have made and use for its own investigational and development purposes (but not sell, directly or indirectly in, or to the TERRITORY) the PRODUCT in the TERRITORY. If ETHICAL or the LICENSEE acquires or develops rights to additional claims or indications for the PRODUCT, it shall make these available to the other party without additional compensation to ETHICAL or the LICENSEE, as the case may be, provided that as a condition precedent of making the additional claims or indications available, any additional development costs for such claims or indications are mutually agreed.


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

C. All proprietary rights and rights of ownership with respect to the PATENT RIGHTS, and ETHICAL KNOW-HOW shall at all times remain solely with ETHICAL and LICENSEE shall have no proprietary rights in or to the PATENT RIGHTS, and ETHICAL KNOW-HOW other than those specifically granted herein. All proprietary rights to LICENSEE KNOW-HOW belong to and shall at all times remain solely with LICENSEE, other than as specifically provided herein.

D. LICENSEE shall exert its best efforts to commercialise and to create a demand for the PRODUCT and FINISHED PRODUCT in the TERRITORY under its own trademark and other private labels, consistent with the market potential for the PRODUCT in the TERRITORY determined by LICENSEE in a commercially reasonable manner including using commercially reasonable efforts to allocate sufficient resources to make the PRODUCT available in the TERRITORY to all potential customers. LICENSEE shall own and retain all right, title, and interest in and to any trademark or trademarks used by it in the TERRITORY in connection with the PRODUCT.

E. LICENSEE shall have the right but not the obligation to pursue commercial arrangements with an INDEPENDENT THIRD PARTY to co-market the PRODUCT in the TERRITORY. At the request of the LICENSEE ETHICAL shall use its best efforts to assist LICENSEE in identifying a suitable INDEPENDENT THIRD PARTY.

F.   LICENSEE shall each year, promptly and diligently, **** *** * ****
     ********* ***** **** *** *** ** ******** ***** *** ******** ****
     ************ Any failure or delay in being assigned bulk substance quota shall not constitute a breach of this AGREEMENT provided such failure or delay was *** *** ** * ****** of LICENSEE's obligations under this Article III F.

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G.   LICENSEE will be responsible for ensuring that the sale and supply by
     LICENSEE of the PRODUCT and FINISHED PRODUCT within the TERRITORY is in accordance with the legal and regulatory requirements of the TERRITORY subject to compliance by ETHICAL with the relevant representations and obligations under this AGREEMENT which directly effect LICENSEE's ability to carry out its obligations under this Article III G.

H. For the term of this AGREEMENT, ETHICAL agrees that it will not, directly or indirectly, market, sell, or distribute in the TERRITORY or develop or assist in the development for use, marketing, sale or distribution in the TERRITORY any PRODUCT or FINISHED PRODUCT except as provided in this AGREEMENT.

ARTICLE IV. INVITATION
----------------------

A. Upon written invitation by ETHICAL, LICENSEE or its subsidiaries, as defined by the Companies Act of 1985 as amended, or LICENSEE's designee (the "Relevant Party"), may submit the terms upon which it is prepared to enter into a licence agreement or other commercial arrangement for the manufacture, marketing, sale distribution and/or use of the PRODUCT in countries outside the TERRITORY,

B. The Relevant Party shall have sixty days from the date it is notified in writing of the invitation referred to in Article IV A within which to submit a formal written response. If a response is not received within such period, ETHICAL shall not be under any obligation to consider any response received subsequently.

C. For a period of 2 (two) months, from and including the date on which ETHICAL receives the Relevant Party's response, or such other period as is mutually agreed

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

     in writing by ETHICAL and the Relevant Party, the parties shall negotiate in good faith, a license or other commercial arrangement in respect of the PRODUCT in the relevant country or countries.

D. Should ETHICAL, during the period mentioned in Article IV C above, or such other period as is mutually agreed in writing by ETHICAL and the Relevant Party, have received a bona fide offer from an INDEPENDENT THIRD PARTY then ETHICAL shall provide the Relevant Party with the opportunity to meet such offer. If the Relevant Party fails, in ETHICAL's reasonable opinion, to meet the offer within a thirty day period of time, ETHICAL shall be under no obligation to negotiate further with the Relevant Party nor enter into any licence or commercial arrangement with regard to the TERRITORY then under discussion.

E. On the expiration of the period mentioned in Article IV C above, or such other period as is mutually agreed in writing by ETHICAL and the Relevant Party, ETHICAL shall be under no obligation to negotiate further with the Relevant Party nor enter into any licence or other commercial arrangement with regard to the TERRITORY then under discussion.

ARTICLE V. PAYMENT PRIOR TO COMMERCIALISATION
---------------------------------------------

A. In consideration of the development and technical support to the LICENSEE for the PRODUCT in the TERRITORY, and in consideration of the licence granted herein, the LICENSEE agrees to pay ETHICAL a total of US$420,000 (four hundred and twenty thousand US dollars), ("LICENSEE payments"), of which ETHICAL has already received from the LICENSEE the sum of US$******* **** ******* *** ***** ******** ** ********. The remainder will be paid as follows:


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     a)   US$******* **** ******* *** ****** **** ******** ** ******** upon the signing of this AGREEMENT.

     b)   US$******* **** ******* * ***** **** ******** ** ******** upon the
          LICENSEE's completion of a pilot bioavailability study, in no less than 12 (twelve) subjects, demonstrating concentration time profiles for *** ******** of the PRODUCT satisfactory to progress the project onto a development programme proceeding to an NDA programme. In the event that scientific results do not indicate that the PRODUCT objectives can be obtained, LICENSEE may nominate an alternative project and apply the payment made under Article V A a) to such other project, less ETHICAL's out-of-pocket expenses for PRODUCT developed for the period starting 1st April 1994 through completion of the pilot biostudies described herein. On LICENSEE making such nomination the parties shall terminate this AGREEMENT effective immediately upon the giving of written notice.

B. The parties further agree that the total international budget in respect of the INTERNATIONAL DEVELOPMENT PROGRAMME (Product development and clinical trials) is estimated by both parties to be US$8,000,000 (eight million US dollars). The budget for the INTERNATIONAL DEVELOPMENT PROGRAMME in the TERRITORY is agreed to be fifty percent of the total international budget; and the budget for the INTERNATIONAL DEVELOPMENT PROGRAMME outside the TERRITORY is agreed to also be fifty percent of the total international budget. The parties further agree that the total international budget in respect of the INTERNATIONAL DEVELOPMENT PROGRAMME shall be shared equally and borne in money or monies worth equally by the parties as follows:


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     a)   The parties estimate ETHICAL's costs for international PRODUCT development to be US$********** ***** ******* ** ********* SCHEIN will pay ETHICAL US$2,500,000 (two million five hundred thousand US dollars) subject to clause D below in eight quarterly instalments of US$******* ****** ******* *** ****** ******** **** ******* ** ********
          beginning 1st March 1994.

     b) The parties estimate ETHICAL's and SCHEIN's costs for clinical trials under the INTERNATIONAL DEVELOPMENT PROGRAMME for the PRODUCT to be in the aggregate US$********* ****** ******* ** ********* These costs will be shared equally as such costs are incurred and as properly documented and invoiced to the other party.

C. These payments are not to be regarded as a pre-payment against royalty as described under Article V. It is further understood these amounts are in respect of the period from the date hereof until the initial filing of the NDA.

D. The quarterly installments due to ETHICAL under Clause B.a) above shall be subject to a review by the parties and may be so prospectively adjusted by LICENSEE one year from the Effective Date.

E. Subject to Article XIII D (1) any additional costs incurred by either ETHICAL or the LICENSEE in carrying out further work in accordance with the INTERNATIONAL DEVELOPMENT PROGRAMME or clinical trials related to the PRODUCT shall be shared equally between ETHICAL and the LICENSEE. Any such additional amounts due from either party shall be paid upon receipt of proper documentation and invoice 30 (thirty) days following the close of each quarterly period of the party which is due such payment.


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F.   On a quarterly basis ETHICAL shall submit to LICENSEE an itemized statement of its progress, including a justification of costs (the "Statement"), for that quarter such statement to be compared against the INTERNATIONAL DEVELOPMENT PROGRAMME set forth in Appendix 2. Upon the request of the LICENSEE, but not exceeding once in any yearly period, ETHICAL shall obtain from Coopers and Lybrand, or such other reputable firm as from time to time is appointed as ETHICAL's auditors, an opinion on the Statement reasonably acceptable to the LICENSEE which it shall promptly send to the LICENSEE.
     The full cost of obtaining the opinion described herein shall be borne by the LICENSEE.

ARTICLE V1. RUNNING ROYALTIES DUE FROM LICENSEE
-----------------------------------------------

LICENSEE shall pay to ETHICAL running royalties as follows:

A.   ***** **** *** ***** ******* ******** of the NET SALES.

B. The LICENSEE shall promptly give written notice to ETHICAL of the date of first commercial sale of the PRODUCT in the TERRITORY.

C. In the event the royalty rates set forth immediately above exceed those allowable by applicable law or governmental rule or regulation, they shall be so modified as to conform to the maximum royalty rate(s) allowable.

D. The obligation to pay running royalties hereunder shall terminate with respect to sales of the PRODUCT which follow the termination of this AGREEMENT (except for those royalties contemplated by Article XIII C(2) hereof).

E. Royalty terms may be subject to review and renegotiation in the event of intensive competitive pressures, and the parties undertake to conduct such review and renegotiation in good faith.


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ARTICLE VII. PAYMENT OF RUNNING ROYALTIES BY LICENSEE
-----------------------------------------------------

A. Running royalties due to ETHICAL under Article VI of this AGREEMENT shall accrue when the FINISHED PRODUCT is invoiced by the LICENSEE in accordance with the provisions below:

B. Running royalties accruing hereunder shall be due and payable on the 45th (forty fifth) day following the close of each fiscal quarterly period of the LICENSEE.

C. Running royalties accruing hereunder shall be paid in U.S. dollars to ETHICAL or ETHICAL's designee acceptable to ****** (such acceptance not to be unreasonably withheld), duly named by ETHICAL in written notice to LICENSEE.

D.   Running royalties accruing hereunder shall be paid in United States
     Dollars.

E. If, at any time, legal restrictions in the TERRITORY prevent the prompt payment of running royalties or any portion thereof accruing hereunder, the parties shall meet to discuss suitable and reasonable alternative methods of reimbursing ETHICAL the amount of such running royalties.

ARTICLE VIII. ROYALTY REPORTS BY LICENSEE
-----------------------------------------

A. Each payment of running royalties made to ETHICAL hereunder shall be accompanied by a written report, prepared and signed by a financial officer of the LICENSEE, showing the aggregate NET SALES for the quarterly period for which payment is being made. In the event that no running royalty is due to ETHICAL hereunder for any such quarterly period, the LICENSEE shall so report.

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B.   The LICENSEE shall maintain and keep for a period of at least 3 (three)
     years or, if shorter, for such period as required by applicable U.S. federal or state law, complete and accurate records in sufficient detail to enable any running royalties which shall have accrued hereunder to be determined.

C. Subject to Article VIIIB above, and upon the request of ETHICAL, but not exceeding once in any one yearly period, the LICENSEE shall permit an independent public accountant, selected by ETHICAL and acceptable to the LICENSEE, which acceptance shall not be unreasonably withheld, to have access (subject to reasonable confidentiality undertakings) to such of the records of the LICENSEE as may be necessary to verify the accuracy of the royalty reports and payments submitted to ETHICAL hereunder. Any such inspection of the LICENSEE's records shall be at ETHICAL's expense, except that if any such inspection reveals a deficiency in an amount of running royalty actually paid to ETHICAL hereunder in any quarterly period of ** ***** ******** or more of the amount of such running royalty actually due to ETHICAL hereunder, then the expense of such inspection shall be borne by the LICENSEE instead of by ETHICAL. Any amount of deficiency shall be paid promptly to ETHICAL.

ARTICLE IX. MONIES DUE FROM ETHICAL
-----------------------------------

A. ETHICAL shall pay to the LICENSEE *** ******* ******** of any running royalties actually received by ETHICAL (or its designee) from INDEPENDENT THIRD PARTY under a licence, supply or distribution agreement or other commercial arrangement relating to the sale of the PRODUCT outside of the TERRITORY.


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B.   On receipt of notice by ETHICAL of the date of first commercial sale of the
     PRODUCT outside the TERRITORY ETHICAL shall promptly give written notice of the same to LICENSEE,

C. The obligation to pay running royalties hereunder shall terminate following termination of this Agreement (except as contemplated by Article XIII hereof).

ARTICLE X. PAYMENT OF MONIES DUE FROM ETHICAL
---------------------------------------------

A. The percentage of running royalties due to the LICENSEE under Article IX of this AGREEMENT shall accrue as and when running royalties are actually received by ETHICAL in respect of PRODUCT sales outside the TERRITORY and in accordance with the provisions below:

B. The percentage of running royalties accruing hereunder shall be due and payable on the 45th (forty fifth) day following the close of each fiscal quarterly period of ETHICAL

C. The percentage of running royalties accruing hereunder shall be paid in **** ******* to the LICENSEE or the LICENSEE's designee, duly named by the LICENSEE in written notice to ETHICAL.

D.   The percentage of running royalties accruing hereunder shall be paid in
     ****** ****** ********

E. If, at any time, legal restrictions prevent the prompt payment of monies or any portion thereof accruing hereunder, the parties shall meet to discuss suitable and reasonable alternative methods of reimbursing the LICENSEE the amount of such percentage of running royalties.

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

ARTICLE XI. ROYALTY REPORTS BY ETHICAL
--------------------------------------

A. ETHICAL shall maintain and keep for a period of at least 3 (three) years or, if shorter, for such period as required by applicable law, complete and accurate records in sufficient detail to enable any percentage of running royalties which shall have accrued hereunder to be determined.

B. Subject to Article XI A above, and upon the request of the LICENSEE, but not exceeding once in any one yearly period, ETHICAL shall permit an independent public accountant, selected by the LICENSEE and acceptable to ETHICAL, which acceptance shall not be unreasonably withheld, to have access subject to reasonable confidentiality undertakings toy such of the records of ETHICAL as may be allowable, under ETHICAL's bona fide agreement in respect of the PRODUCT with INDEPENDENT THIRD PARTIES, and necessary to verify the accuracy of the royalty reports and payments submitted to the LICENSEE hereunder. Any such inspection of ETHICAL's records shall be at the LICENSEE's expense, except that if any such inspection reveals a deficiency in an amount of the percentage of running royalty actually paid to the LICENSEE hereunder in any quarterly period of 5% (five percent) or more of the amount of such percentage of running royalty actually due to the LICENSEE hereunder, then the expense of such inspection shall be borne by ETHICAL instead of by the LICENSEE. Any amount of deficiency shall be paid promptly to the LICENSEE.

ARTICLE XII. REGISTRATION OF THE LICENSED PRODUCT
-------------------------------------------------

A. ETHICAL and LICENSEE have agreed that PRODUCT development should progress as specified in Appendix 2.

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

B. LICENSEE shall bear the cost of all application fees to government authorities for MARKETING AUTHORISATIONS including, without limitation, new drug applications ("NDA") filed with FDA or any other fees concerning approvals from government authorities necessary to commercialise the PRODUCT in the TERRITORY. The Marketing Authorisations and all NDA's in the TERRITORY shall be the sole and exclusive property of LICENSEE.

ARTICLE XIII. DURATION - TERMINATION
------------------------------------

A. DURATION
   --------

   This AGREEMENT shall come into force as of the EFFECTIVE DATE and remain in force for the term of any patents issued in the TERRITORY relating to the PRODUCT and included in the PATENT RIGHTS or for 16 (sixteen) years from first commercial sale, whichever is the longer.

   This AGREEMENT shall automatically be extended thereafter for successive 2
   (two) year terms unless either party notifies the other of its decision not to renew this AGREEMENT at least 12 (twelve) months prior to the commencement of any such renewal term. Following any such termination LICENSEE shall have the right to manufacture and distribute the PRODUCT in the TERRITORY on a non-exclusive basis for which LICENSEE would pay to ETHICAL a KNOW-HOW charge equal to ** **** ******** of NET SALES of the PRODUCT in the TERRITORY.

B. TERMINATION FOR CAUSE
   ---------------------

   Either party hereto may terminate this AGREEMENT upon 90 (ninety) days written notice calculated from the date of receipt of such notice to the other party of its intention to do so in the event of violation or breach of any of the material provisions

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                            Page 17                                  March 1994
   of this AGREEMENT. Should, however, the other party remedy the default upon which said notice is based within the said 90 (ninety) day period, the notice shall be without effect and this AGREEMENT shall continue in full force and effect.

C. (1) In the event this AGREEMENT is terminated prior to the date of its expiration in the TERRITORY due to fault of LICENSEE, LICENSEE shall promptly make an accounting to ETHICAL of the inventory of all PRODUCT which it has on hand in the TERRITORY, if any, as of the date of such termination and said parties shall thereafter have the right for a period of 6 (six) months after said termination to sell such inventory of PRODUCT provided that the NET SALES thereof shall be subject to the royalty provisions of Article V and so payable to ETHICAL. Thereafter, any remaining inventory of PRODUCT shall be disposed of by mutual agreement in accordance with regulatory requirements. Articles IX, X and XI shall survive such termination.

   (2) In the event this AGREEMENT is terminated prior to the date of its expiration due to fault of ETHICAL, LICENSEE shall have the unrestricted right to continue to use and sublicense the PATENT RIGHTS and ETHICAL KNOW-HOW RIGHTS, and to make, manufacture, use, promote and sell the PRODUCT and FINISHED PRODUCT in the TERRITORY for the duration as defined in Article IX A above, in which case Article VI A shall read as if it contained the figure of **** **** ***** **** ********. Articles IX, X and XI shall survive such termination.

D. (1) In the event that the parties reasonably believe a material increase, over and above the eight million US dollars that is presently estimated to be required to complete the INTERNATIONAL DEVELOPMENT PROGRAMME, and/or a material amount of additional time than is presently estimated to be required to complete the INTERNATIONAL DEVELOPMENT PROGRAMME is

* redacted pursuant to confidential treatment request


                                 Page 18                             March 1994
             necessary to complete the INTERNATIONAL DEVELOPMENT PROGRAMME and ensure successful commercialisation of the PRODUCT, the parties shall, within two weeks of becoming aware of the same, meet to discuss how best to proceed such discussions to include whether to continue with the INTERNATIONAL DEVELOPMENT PROGRAMME or whether to terminate this AGREEMENT. Should the parties fail within two months thereof to agree on how best to proceed, such agreement to be evidenced in writing and signed by both parties, the LICENSEE may terminate this AGREEMENT, effective immediately upon the giving of written notice. In the event of such termination, and subject to reasonable compensation arrangements to LICENSEE mutually acceptable to LICENSEE and ETHICAL, ETHICAL shall have the right in the TERRITORY to use, including licence to any INDEPENDENT THIRD PARTY, any ETHICAL and/or LICENSEE KNOW-HOW. The compensation arrangements shall ******* ** **** *** ** * ******* ****** ** ***
             ****** ******** **** ** *** ******** ***** **** ********** ****** *
             ********** *** ** * ******* ** ****** ******** ** ****** *******
             ******** *** **** ** *********** ***** ***** ** ******* ** *******
             ** *** ***** ** *** ******* ** *** ********** Articles IX, X and XI
             shall survive such termination. For *** ********* ** ***** ** **
             ****** ****** **** ********* ***** ** *** **** ******** **** *** **
             ** ********* ** ******* **** * ******* *** ********* ***** *** **
             ******* ** **** ************ **********

         (2) In the event that MARKETING AUTHORISATIONS for the PRODUCT are refused LICENSEE shall immediately notify ETHICAL of the same and either party may terminate this AGREEMENT, effective immediately upon the giving of written notice. Articles IX, X and XI shall survive such termination.


* redacted pursuant to confidential treatment request


                                 Page 19                              March 1994

   (3) If, within 6 (six) months after receipt of MARKETING AUTHORISATIONS for the PRODUCT in the TERRITORY, LICENSEE has not commenced commercial sales of the PRODUCT, then ETHICAL may terminate the AGREEMENT effective immediately upon giving notice to LICENSEE. Articles IX, X and XI shall survive such termination.

   (4) Should LICENSEE proceed to commercialise the PRODUCT in the TERRITORY and then choose to abandon commercialisation of the PRODUCT in the TERRITORY for any reasons, then LICENSEE shall promptly notify ETHICAL of such abandonment of commercialisation, and ETHICAL may terminate this AGREEMENT, effective immediately upon giving notice to LICENSEE. Articles IX, X and XI shall survive such termination.

   (5) Should LICENSEE make the determination, for any reason, after receipt of MARKETING AUTHORISATIONS for the PRODUCT, that it does not intend to commercialise the PRODUCT in the TERRITORY, then LICENSEE shall promptly notify ETHICAL of the same and ETHICAL may terminate this AGREEMENT immediately upon giving notice to LICENSEE. Articles IX, X and XI shall survive such termination.

E. Upon any early termination of this AGREEMENT pursuant to Article XIII B, C 1 or D, ETHICAL shall have the continuing right to use, including license to any Third Party, on a non-exclusive basis, any LICENSEE KNOW-HOW, with the exception of methods of preparation and stability data and the health registration dossiers filed in the TERRITORY, developed by or for the LICENSEE with respect to the PRODUCT.

                              Page 20                                 March 1994

F. Should this AGREEMENT be terminated before LICENSEE has made all of the payments as set out under Articles V and XII the amount of continuing royalties payable by ETHICAL under this Article XIII shall be accordingly reduced.

G. In the event any of the patents included in the PATENT RIGHTS is found by a court of applicable jurisdiction to be invalid or unenforceable in the TERRITORY and as a result thereof an INDEPENDENT THIRD PARTY would be entitled to manufacture or distribute and thereafter commercialises the PRODUCT in the TERRITORY utilising any technology covered by the PATENT RIGHTS, then LICENSEE in its discretion may terminate this AGREEMENT or, at LICENSEE's election, continue this AGREEMENT in full force and effect **** * ********* ** ******* ********* ** *** *** ****
   **** *******. Such termination would not be subject to Article XIII C
   (2) of this AGREEMENT.

H. Termination of this AGREEMENT, due to the fault of either party, shall be without prejudice to any other rights or remedies then or thereafter available to either party under this AGREEMENT or otherwise.

I. The rights granted either party to terminate this AGREEMENT prior to the expiration of its term shall not be affected in any way by that party's waiver of or failure to take action with respect to any previous default hereunder.

ARTICLE XIV. PRODUCT MANUFACTURE BY LICENSEE
--------------------------------------------

LICENSEE undertakes to manufacture or have manufactured PRODUCT and FINISHED PRODUCT in the TERRITORY and shall ensure such manufacturing shall comply with prevailing "Good Manufacturing Practice" for sale of the PRODUCT and FINISHED PRODUCT in the TERRITORY. LICENSEE may request ETHICAL to supply the ********* ******* ********* required in connection with the manufacture of the PRODUCT and FINISHED PRODUCT.

* redacted pursuant to confidential treatment request

                            Page 21                                   March 1994

ARTICLE XV. INFORMATION TRANSFER: CONFIDENTIALITY AND COOPERATION
-----------------------------------------------------------------

A. Within 30 (thirty) days following the signing of this AGREEMENT, ETHICAL shall provide to LICENSEE copies of relevant ETHICAL KNOW-HOW which has not previously been provided to the LICENSEE.

B. Each party shall hold in strict confidence any tangible information relating to the PRODUCT marked confidential received from the other party (or oral information which is reduced to tangible form within 30 (thirty) days of disclosure and noted to be confidential), unless such information:

 1.   Is already in its possession.

 2. Is already in the public domain or knowledge at the time of disclosure or later comes into the public domain or knowledge without fault on the part of the recipient.

 3. Is subsequently disclosed to the recipient by a third party who did not acquire it in confidence from the other party.

 4. Is required to be disclosed in connection with any legal proceedings or in order to obtain permission to manufacture or market the PRODUCT in the TERRITORY.

 5. Is disclosed with the prior written consent of the other party, such consent not to be unreasonably withheld.

   This provision shall remain valid for a period of seven years after termination of this AGREEMENT.


                                 Page 22                             March 1994

C. For the period starting with the EFFECTIVE DATE and ending with the first commercial sale of the PRODUCT in the TERRITORY, ETHICAL shall report to LICENSEE on a monthly basis the progress of the INTERNATIONAL DEVELOPMENT PROGRAMME, as defined in Appendix 2, of the PRODUCT. LICENSEE will provide a project update to ETHICAL on a quarterly basis for the period starting with the EFFECTIVE DATE and ending with the first commercial sale of the PRODUCT in the TERRITORY. ETHICAL will use its best efforts to carry out the INTERNATIONAL DEVELOPMENT PROGRAMME in accordance with the timetable set forth in Appendix 2. ETHICAL will carry out the INTERNATIONAL DEVELOPMENT PROGRAMME in accordance with applicable laws and regulations of the TERRITORY, including, without limitation, FDA regulations. All costings included in the INTERNATIONAL DEVELOPMENT PROGRAMME shall be jointly reviewed every * ***** ****** by ETHICAL and LICENSEE.

D. ETHICAL will on a continuous basis provide to LICENSEE any ETHICAL KNOW-HOW developed, information acquired or development planned in relation to the PRODUCT and all improvements and modifications of the PRODUCT from time to time invented, developed or acquired by or on behalf of ETHICAL. Prior to the date of first commercial sale of the PRODUCT in the TERRITORY, LICENSEE shall provide to ETHICAL a summary of its marketing plans for the PRODUCT.

E. ETHICAL shall make available to LICENSEE, on a reasonable consultation basis without charge to LICENSEE, such advice of its technical personnel as may reasonably be requested by LICENSEE in connection with the PRODUCT, it being understood that LICENSEE will reimburse all reasonable out-of-pocket expenses incurred by ETHICAL attending meetings requested by LICENSEE.

* redacted pursuant to confidential treatment request

                                 Page 23                             March 1994

F. LICENSEE shall disclose to ETHICAL and ETHICAL shall disclose to LICENSEE all reports or other knowledge they may possess with respect to "adverse drug experiences" (as defined in regulations promulgated by the FDA), mis-labelling, stability failures or microbiological contamination with respect to the PRODUCT (whether occurring within or outside of the TERRITORY) within 10 (ten) days of becoming aware of same. With respect to "serious adverse drug experiences" (as defined in 21 CFR $312.32 and $314.80 promulgated by the FDA), LICENSEE shall disclose to ETHICAL and ETHICAL shall disclose to LICENSEE all reports and other knowledge they may possess as soon as possible and in no event later than 2 (two) business days of the receipt of such report or notification of the serious adverse drug experience. The content of such disclosure shall comply with all FDA regulations applicable to notification to the FDA with respect to such matters. Each party shall promptly deliver to the other, copies of all correspondence which such party may send to, or receive from, the FDA with respect to the PRODUCT.

G. During the term of this AGREEMENT, at least semi-annually, ETHICAL shall furnish to LICENSEE any ETHICAL KNOW-HOW and any other information and data developed or acquired by or under the control of ETHICAL with respect to the PRODUCT. ETHICAL hereby acknowledges and agrees that LICENSEE may use, within the TERRITORY, all such ETHICAL KNOW-HOW and information and data without restriction and without additional compensation to ETHICAL, other than as provided in this AGREEMENT, to make, have made, use and sell the PRODUCT in the TERRITORY.

H. During the term of this AGREEMENT, at least semi-annually, LICENSEE shall furnish to ETHICAL any LICENSEE KNOW-HOW and any other information and data developed or acquired by or under the control of LICENSEE with respect to the PRODUCT, and ETHICAL may use outside the TERRITORY all such


                                 Page 24                             March 1994

   LICENSEE KNOW-HOW and information and data without restriction and without additional compensation to LICENSEE, other than provided for in this Agreement, subject to the following sentence. LICENSEE shall be under no obligation to provide any LICENSEE KNOW-HOW, information or data to ETHICAL hereunder if the disclosure of such would be in violation of any bona fide agreement with any THIRD PARTY and such violation can be proved by LICENSEE.

ARTICLE XVI. INFRINGEMENT
-------------------------

A. (1) ETHICAL and LICENSEE each agree to notify the other in writing of any alleged infringement or potential infringement of any PATENT RIGHTS or any information or allegations impacting on the validity of any such PATENT Rights, in the TERRITORY promptly after becoming aware of the same.

   (2) Upon the giving of such notice, ETHICAL and LICENSEE shall immediately consult together to decide what steps shall be taken to prevent or terminate such infringement, and the parties shall take such steps as they shall so agree, including the institution of legal proceedings where necessary in the name of one of the parties or the joint names of ETHICAL and LICENSEE as appropriate, in which event costs and expenses incurred and damages recovered, shall be shared in such proportions as the parties may agree.

   (3) If, within 30 (thirty) days after such consultation the parties have failed to agree on the steps to be taken or the proportions in which costs and damages should be shared, ETHICAL may take such steps as it may decide and all damages recovered in any proceedings shall belong to ETHICAL.

   (4) If within 60 (sixty) days after such consultation, ETHICAL does not take action against an alleged infringer or potential infringer or has failed to notify LICENSEE of its intent to commence an action to terminate the alleged

                                   Page 25                           March 1994
       infringement or potential infringement, then LICENSEE shall have the right to commence such action on its own behalf at its own cost and expense and to use ETHICAL's name in connection therewith, in which case any recoveries shall inure to the benefit of LICENSEE.

   (5) LICENSEE and ETHICAL shall each provide all such assistance and cooperate including the furnishing of documents and information as may be required to give effect to such joint or independent action as may be taken under
       Article XVI (2), (3) and (4).

B. (1) ETHICAL hereby represents that, to the best of its knowledge, none of the PATENT RIGHTS or ETHICAL KNOW-HOW infringe on the patent or other legally protected proprietary rights of any INDEPENDENT THIRD PARTY, and it has not received any notice or claim of any such infringement worldwide. ETHICAL agrees to hold LICENSEE harmless from any judgements, losses or costs (including reasonable attorneys' fees) incurred in the event a claim or legal action is asserted against LICENSEE to the effect that the manufacture, use or sale of the PRODUCT infringes the patent rights or other legally protected proprietary rights of any INDEPENDENT THIRD PARTY.

   (2) ETHICAL and LICENSEE shall each give to the other prompt written notice of any claim or action made against either of them alleging that any of the PATENT RIGHTS infringe the rights of an INDEPENDENT THIRD PARTY and arising from the manufacture, use or sale of the PRODUCT in the TERRITORY. ETHICAL and LICENSEE agree to cooperate and collaborate with each other in undertaking a full investigation of the situation and in taking such action as they shall agree is appropriate in the circumstances.

                                 Page 26                            March 1994

C. Subject to Article XVI A Clauses (2) and (4) ETHICAL shall be solely responsible for and bear the cost of the prosecution and maintenance of the PATENT RIGHTS.

D. The provisions of this Article XVI shall survive termination of this AGREEMENT.

ARTICLE XVII. TRANSFER OF RIGHTS AND OBLIGATIONS
------------------------------------------------

This AGREEMENT, in whole or in part, shall not be assignable by either party hereto to any INDEPENDENT THIRD PARTY without the prior written consent of the other party hereto except that either party may assign this AGREEMENT to an affiliated company or the successor or assignee of substantially all of its business. It is expressly understood and agreed by the parties hereto that the assignor of any rights hereunder shall remain bound by its duties and obligations hereunder.

ARTICLE XVIII. DISCLOSURE
-------------------------

ETHICAL and LICENSEE shall have the right, subject to the written approval of the other, to disclose to any INDEPENDENT THIRD PARTY in connection with any announcement, news release, or for any other reason the existence of this AGREEMENT entered into with the LICENSEE, but not the terms hereof. Notwithstanding the foregoing, each party shall have the right to make such disclosures relating to this AGREEMENT as may be required by applicable laws and regulations.

ARTICLE XIX. FORCE MAJEURE
--------------------------

ETHICAL and LICENSEE shall not be liable for delays if such delays are due to force majeure case, such as strikes, disputes with workmen, failure of supplies from ordinary sources, fire, floods earthquakes, governmental regulation against the aims of this AGREEMENT, war, legislation or any other cause, either similar or dissimilar to the foregoing, beyond the reasonable control of the parties which cannot be overcome by due diligence.

                                   Page 27                           March 1994

ARTICLE XX NOTICES
------------------

Any notice or report required or permitted to be given or made under this AGREEMENT by either party to the other shall be in writing, sent by hand or by registered or express mail or courier, postage prepaid, telex or telefax, addressed to such other party at its address indicated at the beginning of this AGREEMENT or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

ARTICLES XXI. FURTHER ASSURANCES
--------------------------------

From and after the date hereof, without further consideration, ETHICAL and LICENSEE shall, from time to time during the term of this AGREEMENT, upon request by the other, perform all actions and execute, acknowledge and deliver all such further documents or instruments as may be required to give effect to the purpose and intent of this AGREEMENT. Without limiting the generality of the foregoing, the obligations of ETHICAL and LICENSEE are undertaken with a principle objective of complying with all pertinent provisions of applicable law, orders and regulations relating to the manufacture, use or sale in the TERRITORY of pharmaceutical products; the obligation of ETHICAL shall include the attendance by representatives of ETHICAL, upon reasonable advance request by LICENSEE, at meetings with the FDA with respect to the NDA. All out-of-pocket expenses incurred in attending such meetings will be paid by LICENSEE.


                                 Page 28                             March 1994

ARTICLE XXII. SURVIVAL OF REPRESENTATIONS WARRANTIES AND AGREEMENT
------------------------------------------------------------------

Except as otherwise specifically provided in this AGREEMENT, all representations, warranties and agreements contained in this AGREEMENT shall survive the execution and delivery of this AGREEMENT and remain in full force and effect regardless of any investigation made by or on behalf of either ETHICAL or LICENSEE.

ARTICLE XXIII. ARBITRATION
-------------------------

All disputes arising in connection with the AGREEMENT shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrator in accordance with the said RULES, as follows:

Each of the parties shall designate its arbitrator within 15 (fifteen) days from notification by registered letter. The two arbitrators thus designated shall designate a third arbitrator within 30 days from designation of the second arbitrator, the said third arbitrator shall preside over the arbitration court. Arbitration should be held in London if ETHICAL initiates the request and if LICENSEE initiates the request arbitration should be held in New York.

ARTICLE XXIV. DISCLAIMER OF AGENCY
----------------------------------

The parties acknowledge that each of LICENSEE and ETHICAL are independent contractors and nothing herein contained shall be deemed to create any relationship in the nature of agency, joint venture, partnership or similar relations between LICENSEE and ETHICAL.


                                   Page 29                           March 1994

ARTICLE XXV. SEVERABILITY
-------------------------

Whenever possible, each provision of this AGREEMENT shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this AGREEMENT should be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such invalidity without invalidating the remainder of such provision or the remaining provisions of this AGREEMENT to the extent such modification does not impair or change the intent of the parties hereto.

ARTICLE XXVI. PARAGRAPH HEADINGS
--------------------------------

The subject headings of the Articles of this AGREEMENT are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

ARTICLE XXVII. ENTIRE AGREEMENT: AMENDMENT
------------------------------------------

This AGREEMENT contains the entire understanding of the parties with respect to the matters contained herein and supersedes any previous agreements and may be altered or amended only by a written instrument duly executed by both parties hereto.

                                 Page 30                             March 1994

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT in duplicate originals.

ETHICAL HOLDINGS PLC                SCHEIN PHARMACEUTICAL, INC
--------------------                --------------------------

BY: /s/ Dr. G. W. Guy                 BY: /s/ Steven Getraer
   ----------------------------          -------------------------------

PRINT: Dr. G. W. Guy                  PRINT: Steven Getraer
      -------------------------             ----------------------------

DATE: 31ST MARCH 1994                 DATE: 31ST MARCH 1994
     -------------------------             ----------------------------

                                 Page 31                             March 1994

                        APPENDIX 1 - PRODUCT DEFINITION
                        -------------------------------

**** ******* **** ** * **** ***** *********** ** ********* ********* ********
*** *********** ** ** ***** ***** ********* ********** **** ********* ** **
****** ** *** ******* ***** ********* *** ******* ** *** ***********
*************** *****


* redacted pursuant to confidential treatment request

               APPENDIX 2 - INTERNATIONAL DEVELOPEMENT PROGRAMME

                                 [     *     ]


      * Entire page redacted pursuant to confidential treatment request.

                         [            *             ]







      * Entire page redacted pursuant to confidential treatment request.